Appleton Group PLUS Fund
a series of Trust for Professional Managers
Supplement dated April 15, 2009
to the Prospectus dated October 3, 2008

Mr. Peter A. Mutschler has joined Mr. Mark C. Scheffler as a Portfolio Manager of the Appleton Group PLUS Fund (the “Fund”).

The disclosure in the section entitled “Management of the Fund - Portfolio Manager” on page 12 of the Fund’s Prospectus is amended to read as follows:

Portfolio Managers

Mark C. Scheffler and Peter A. Mutschler serve as co-portfolio managers (the “Portfolio Managers”) of the Fund.

Mark C. Scheffler, Senior Portfolio Manager and founder of the Advisor, serves as the lead portfolio manager of the Fund and is responsible for the day-to-day management of the Fund’s portfolio. In April 2002, Mr. Scheffler founded the Advisor as an independent registered investment advisor providing discretionary management services.  Before founding the Advisor, Mr. Scheffler served as an investment officer with Robert W. Baird & Co. beginning in 1995, eventually becoming a Vice President of its Appleton office in 1999.  Mr. Scheffler holds series 6, 7, 63 and 65 licenses from the Financial Industry Regulatory Authority, Inc. (“FINRA”).  In addition, Mr. Scheffler is a DALBAR Certified Fiduciary Advisor under the 2006 Pension Protection Act.  He currently serves over 105 clients with total portfolio assets of $112 million.

Peter A. Mutschler, co-Portfolio Mangager and Director of Information Technology at the Advisor, serves as co-Portfolio Manager of the Fund, performing all investment management activities including daily market research, trading, asset allocation, and position reconciliation. Mr. Mutschler also serves as an additional resource to the advisory community, offering his expertise and intensive knowledge of The Appleton Group Wealth Management Discipline™ to investment advisors and consultants. Mr. Mutschler holds his Series 6, 63 and 65 licenses from FINRA and received a B.A. in English/Communication Arts from the University of Wisconsin. Prior to joining the Advisor in April 2005, Mr. Mutschler was a family caretaker.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Please retain this supplement with your Prospectus.

Appleton Group PLUS Fund
a series of Trust for Professional Managers
Supplement dated April 15, 2009
to the
Statement of Additional Information dated October 3, 2008

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) for the Appleton Group PLUS Fund (the “Fund”) dated October 3, 2008.

Mr. Peter A. Mutschler has joined Mr. Mark C. Scheffler as a Portfolio Manager of the Fund.  The Section entitled “Management of the Fund – Portfolio Manager” beginning on page B-19 of the SAI is amended to read as follows:

Portfolio Managers

Mr. Mark C. Scheffler and Mr. Peter A. Mutschler act as co-portfolio managers (the “Portfolio Managers”) for the Fund.  Mr. Scheffler and Mr. Mutschler also manage separate accounts for individuals, trusts, corporations, partnerships and retirement plans.  The following provides information regarding other accounts managed by Mr. Scheffler and Mr. Mutschler as of March 31, 2009:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	396	$100.5 Million	0	$0

The Advisor offers several wealth management models in which its private client group (separately managed accounts) participate.  These offerings include portfolios of investments substantially identical to the Fund, which could create certain conflicts of interest.  As the Fund and any separate accounts managed similarly to the Fund will be managed concurrently, all portfolio transactions are implemented according the Advisor’s trade allocation procedures.  These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Advisor’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory.  Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.  In determining a fair allocation, the Advisor takes into account a number of factors including, among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

The compensation of each Portfolio Manager is a fixed salary that allows for an annual cost-of-living adjustment.  The Portfolio Managers’ salaries are not based on Fund performance.  There are no bonuses, deferred compensation or retirement plans associated with the Portfolio Managers’ service to the Fund. However, because Mr. Scheffler is the majority shareholder of the Advisor, he participates directly in all profits and losses of the Advisor, including the advisory fees paid by the Fund.

As of March 31, 2009, the Portfolio Managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mark C. Scheffler	$50,001 - $100,000
Peter A. Mutschler	$100,001 - $500,000

Please retain this supplement with your Statement of Additional Information

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